AgFeed Industries, Inc.

Presentation
to

Rodman & Renshaw

Annual Gobal Investment Conference

NASDAQ: FEED   NYSE Alternext: ALHOG

New York, NY
13 September 2010

AgFeed
Industries, Inc.

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

AgFeed Industries, Inc.


AgFeed: An Overview
A leader in modernizing and integrating the Chinese hog industry
Animal Nutrition
Harvest
AgFeed Industries, Inc.
Hog Production
AgFeed
Industries, Inc.

AgFeed: Profile

AgFeed Industries, Inc. is a, NASDAQ listed company operating in China; ticker symbol FEED. It is also listed in Europe, NYSE Alternext: ALHOG

AgFeed is focused on becoming a fully integrated market leader and already has a leadership position in two of the three core business areas:
Animal Nutrition, including additive premix, concentrates and complete feeds
The Chinese feed industry is a $58.0B of which pig feed is $20.5B
Hog Production 625 million head slaughtered in China (2009) versus ~100 million in US

AgFeed operations are currently comprised of the following:
31 farms, 2 of which are breeding farms
1,800 employees
5 feed mills

USD in millions	2005	2006	2007	2008	2009
Animal Nutrition	$7.6	$8.6	$36.2	$51.7	$63.6
Hog Production	0	0	0	$91.9	$109.5
Total Revenue	$7.6	$8.6	$36.2	$143.6	$173.2

AgFeed Industries, Inc.

AgFeed: Profile


- feed mill
- hog farms

AgFeed Industries, Inc.

AgFeed: Profile

Animal Nutrition

- Founded in 1995 by animal nutrition experts. The animal nutrition business produces additive premix, concentrates and complete feeds
- AgFeed has exclusive distribution arrangements with approximately 1,300 independently owned retail stores and serves over 790 commercial farms.

Hogs

- Currently 31 farms with 24,000 sows and capacity of 30,000 sows. Market hog capacity of 600,000.
- Construction of two production pods with a total of 35,000 sows and market hog capacity in excess of 850,000 head.

Harvest

- AgFeed is moving forward in completing the development of a fully integrated production system controlling all aspects of production and processing in a safe, verifiable and auditable system
- AgFeed's processing business will initially be scaled to harvest 2,000,000 hogs per year, AgFeed's 2015 targeted controlled production.

AgFeed Industries, Inc.

China Dynamic: Macro

- Pork production in China is a key political, social and security issue and promotes the advancement of science, technology and health standards
- The "Food Safety Law" went into effect June 2009 providing a legal basis for the government to strengthen food safety
- Economic growth in China is driving the consolidation and commercialization of pork production using the Western model
- Meat demand and production strains continue to increase as China's 250 million middle class grows due to rapid urbanization. 20 new cities planned with a 100 million people projected to move to urban centers by 2020

AgFeed Industries, Inc.

China Dynamic: Agricultural

- Pork consumption accounts for 63% of the meat consumed in China and is expected to grow at rate of 22.3% from 2009 through 2013
- Projected pork demand by 2015 will approach 68 million metric tons up 45% from 46 million metric tons in 2009
- Government intervention through the PRC's Ministry of Commerce in the hog market through the Hog Reserve operations is standard
- China has 22% of the world's population but only 7% of the world's arable land

AgFeed Industries, Inc.

Animal Nutrition

- Retail distribution through approximately 1,300 exclusive, independently-owned retail stores
- More than 790 large commercial direct hog farms
- AgFeed's 5 manufacturing facilities which are strategically located in Nanchang, Nanning, Hainan, Shandong and Shanghai
- AgFeed enjoys a large distribution footprint in China's animal nutrition market
- Significant growth opportunities still remain as a result of consolidation
- Strong brand loyalty and recognition



AgFeed Industries, Inc.

Animal Nutrition

- There is a growing demand in China's larger, more sophisticated live animal production systems to utilize complete feeds. We have demand from over half of our commercial accounts for delivery of complete feeds

- The Food Safety Laws passed in 2009 are accelerating the consolidation of the feed industry. In 2007 there were 15,000 feed mills in China with average production capacity of 10,000 tons p.a. today there are less than 11,000. We expect this trend to continue and accelerate

- AgFeed's total feed sales were 117,000 metric tons in 2009 versus 74,500 metric tons in 2008

- The Chinese feed market is expected to grow 38% over the next 4 years

AgFeed Industries, Inc.

Hog Production

- AgFeed acquired 31 hog farms in 2008 with the capacity for 30,000 sows and production capacity of 600,000 market hogs
- Commenced development of 7 western-style, technological advanced, hog farms with capacity for 35,000 sows and production capacity 850,000 market hogs annually
- New western farms will enter production in Q4 2011
- We are a market leader in China, less than 2% of hog farms nationally produce over 500,000 market hogs annually
- Our production target for 2015 is 2,000,000 market hogs annually making AgFeed a top 5 producer in all of China

AgFeed Industries, Inc.

Harvest

- Harvest (slaughter, processing & marketing) unit was established in 2010 representing AgFeed's next step in deploying a fully integrated hog production system
- Harvest facilities will be located and scaled to serve the production output of our western-style farms in Dahua and Xinyu
- Harvest business initiative will enable AgFeed to capture additional margin through value added slaughter and processing
- We expect the fully integrated production model assuring verifiably safe pork and standard processing will be attractive to major international distributors
- Our production facilities will be ideally located to serve the growing urban markets of southeastern China

AgFeed Industries, Inc.

Business Strategy: Importing Expertise & Technology

- Improving efficiencies in our existing farm system is driven by importing and implementing technologies and procedures to improve yields and feed conversion
- Implementing these technologies have already resulted in cost savings of $8/pig marketed
- Assuring continual access to cutting edge technologies, methods and procedures AgFeed has entered into joint ventures with market leaders; Hypor Genetics, PIC & M2P2
- Hypor and PIC are the world's largest suppliers of advanced swine genetics providing the most technologically advanced breeding stock to both our established farms and our new western-style farms
- M2P2 is a leading innovator in hog production in the U.S. and is our joint venture partner in the development, design, construction, start-up management and training for our western-style farms

AgFeed Industries, Inc.

Business Strategy: AgFeed, Government & Farmer

- Recognizing the cultural and political significance of the Farmer and the vital role of Government our core operating philosophy is: AgFeed, Government & Farmer
- Government (local & regional) works with us to secure the land necessary for developing our new western-style farms, to put in the necessary infrastructure of roads, power and water and to coordinate our local farmer relationships
- Local farmers, in partnership with AgFeed, "finish" pigs from 40 pounds to market weight
- AgFeed provides; training, feed, nutritional and veterinary support and insulates the farmer from market risk, providing farmers with employment and income
- AgFeed leverages its operational expertise and human capital while establishing a production base of high quality, verifiably safe pork

AgFeed Industries, Inc.

Business Model: Revenue/Value Chain

- Ownership & control of the animal through its life cycle
- Control of all inputs associated with the breeding and growth of the animal
- Scale is increasingly important allowing for efficiencies throughout the business chain
- Discreet profit margin from each stage of our operations; feed sales, animal sales, semen, genetics and slaughter, processing and marketing
- Our fully integrated production model - vertical integration - provides an opportunity to reduce costs through the chain and capture additional profit margin. AgFeed is an organizer of the pork value chain
- Our model provides visibility and accountability for each operating unit and their management teams - The sum of the parts may be greater than the whole

AgFeed Industries, Inc.

Summary: Investment Highlights

- Pork will continue to dominate the protein market in China
- Significant and growing demand for "safe" meat products
- All our operations, technologies and procedures are focused on assuring and delivering "safe" pork to the Chinese consumer
- We are a leader in modernizing and integrating the Chinese hog industry
- We have already achieved scale to be a top 5 producer in China and will continue our growth rate
- Broad dedicated distribution network for our nutrition products
- Ideally located to serve China's growing southeastern urban markets

China's demand for "safe" meat products

Source: MOA, Rabobank estimates, 2009



Millions MT
100.0
75.0
50.0
25.0
0
32
40
11
80
100%
2008
2015f
Pork
Poultry

AgFeed Industries, Inc.

Conclusion

We expect continued growth as we execute our plan for the expansion of our western-style, technologically advanced farms, the growth of our animal nutrition business and the development of our Harvest strategy and operations. Integrating and modernizing the Chinese hog industry to assure "safe" pork is available to the Chinese consumer.



millions
$300
$225
$150
$75
$0
2005
2006
2007
2008
2009
2010 e
2011 e

AgFeed
Industries, Inc.